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                                                                EXHIBIT 99.2

                CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Form 10-Q of Falcon Products, Inc. (the "Company") for the period ending August 3, 2002, I, Michael J. Dreller, Vice President and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) such Form 10-Q of the Company for the period ended August 3, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934: and

     (2) the information contained in such Form 10-Q of the Company for the period ended August 3, 2002, fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: September 4, 2002                   /s/  Michael J. Dreller
                                          -----------------------
                                          Michael J. Dreller
                                          Vice President and
                                          Chief Financial Officer